UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): March 4, 2009
KAISER ALUMINUM CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-52105 (Commission File Number)	94-3030279 (I.R.S. Employer Identification No.)

27422 Portola Parkway, Suite 350 Foothill Ranch, California (Address of Principal Executive Offices)		92610-2831 (Zip Code)
(949) 614-1740
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers.
On March 4, 2009, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Kaiser Aluminum Corporation (the “Company”) approved a short-term incentive plan for 2009 (the “2009 STI Plan”) and a long-term incentive program for 2009 through 2011 (the “2009 — 2011 LTI Program”). The structure, terms and objectives of the 2009 STI Plan and 2009 — 2011 LTI program are consistent with the structure, terms and objectives of the plan and program adopted in 2008 and are described in more detail below.
2009 Short-Term Incentive Compensation
The 2009 STI Plan is designed to reward participants for economic value added (“EVA”) versus cost of capital of the Company’s core Fabricated Products business with modifiers for safety performance (as measured by the total case incident rate), business unit performance and individual performance. Under the 2009 STI Plan, EVA will equal the Company’s pre-tax operating income (subject to certain adjustments) less a capital charge, calculated as a percentage of the Company’s net assets (subject to certain adjustments). The 2009 STI Plan provides for (i) a threshold performance level below which no payout is made, a target performance level at which the target award is available and a performance level at or above which the maximum payout is available, and (ii) minimum and maximum payout opportunities ranging from zero up to three times the target payout amount. The table below sets forth the estimated future payouts that can be earned by each of the executive officers of the Company identified below (the “Named Executive Officers”) under the 2009 STI Plan below threshold performance levels and at the threshold, target and maximum performance levels.

Name	Below Threshold	Threshold	Target	Maximum
Jack A. Hockema	$0	$269,500	$539,000	$1,617,000
Daniel J. Rinkenberger	0	90,000	180,000	540,000
John Barneson	0	68,000	136,000	408,000
John M. Donnan	0	75,000	150,000	450,000
Under the 2009 STI Plan, a pro rata incentive award is earned based on actual eligibility during the performance period if prior to December 31, 2009 a participant (1) dies, (2) retires under “normal” retirement (age 62) or in connection with full early retirement (position elimination), (3) is involuntarily terminated due to position elimination, or (4) becomes disabled. A participant will be entitled to the full payment of his or her award only if the participant remains employed by the Company on the date of such payment, unless such participant’s employment is voluntarily terminated on or after December 31, 2009 by him or her with good reason or by us without cause or terminated on or after December 31, 2009 due to the death, disability or normal or full early retirement as described above.
The preceding description of the 2009 STI Plan is a summary and is qualified in its entirety by the Summary of the Kaiser Aluminum Fabricated Products 2009 Short-Term Incentive Plan For Key Managers, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
2009 Long-Term Incentive Compensation
The 2009 — 2011 LTI Program is designed to reward participants with (i) a fixed number of shares of restricted stock that, subject to certain limited exceptions described in more detail below, vest on March 5, 2012 and (ii) a fixed number of performance shares that vest based on the average annual EVA of the Company’s core Fabricated Products business for 2009, 2010 and 2011. EVA under the 2009 — 2011 LTI Program will equal the Company’s pre-tax operating income (subject to certain adjustments) less a capital charge, calculated as a percentage of the Company’s net assets (subject to certain adjustments). The 2009 — 2011 LTI Program provides with respect to the performance shares for (1) a threshold performance level at which no performance shares will vest, a target performance level at which the target number of performance shares will vest and a performance level at or above which the maximum number of performance shares will vest and (2) minimum and maximum vesting opportunities ranging from zero up to two times the target number. Each performance share that becomes vested entitles the participant to receive one share of the Company’s common stock.

On March 4, 2009, to effectuate the 2009 — 2011 LTI Program, the Compensation Committee approved the following grants of restricted stock and performance shares, effective as of March 5, 2009, for the Named Executive Officers:

	Number of Shares	Number of
Name	of Restricted Stock (1)	Performance Shares (2)
Jack A. Hockema	43,821	106,393
Daniel J. Rinkenberger	15,192	36,885
John Barneson	12,727	30,901
John M. Donnan	11,985	29,098

(1)	The restrictions on 100% of the shares of restricted stock granted will lapse on March 5, 2012 or earlier if the Named Executive Officer’s employment terminates as a result of death or disability, the Named Executive Officer’s employment is terminated by the Company without cause, the Named Executive Officer’s employment is voluntarily terminated by him for good reason or in the event of a change in control of the Company.

(2)	The table below sets forth the number of performance shares that will become vested for each of the Named Executive Officers under the 2009 — 2011 LTI Program at the threshold, target and maximum performance levels:

Name	Threshold	Target	Maximum
Jack A. Hockema	0	53,196	106,393
Daniel J. Rinkenberger	0	18,442	36,885
John Barneson	0	15,450	30,901
John M. Donnan	0	14,549	29,098

The number of performance shares, if any, that vest based on the level of performance achieved during the three-year performance period will vest on the later to occur of March 5, 2012 and the date on which the Compensation Committee certifies the performance level achieved during the three-year performance period. Notwithstanding the foregoing, the target number of performance shares will vest if, prior to December 31, 2011, the Named Executive Officer’s employment terminates as a result of death or disability, the Named Executive Officer’s employment is terminated by the Company without cause, the Named Executive Officer’s employment is voluntarily terminated by him for good reason or in the event of a change in control of the Company. After December 31, 2011, the number of performance shares, if any, that will vest upon any of the foregoing events will be determined based on the performance level achieved during the three-year performance period.
The grants of restricted stock and performance shares were made pursuant to the Company’s Amended and Restated 2006 Equity and Performance Incentive Plan (the “Equity Plan”). A copy of the Equity Plan is filed as Exhibit 10.13 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2007. The form of Restricted Stock Award Agreement used to evidence the grants of restricted stock made to the Company’s executive officers under the 2009 — 2011 LTI Program and the form of Performance Shares Award Agreement used to evidence the grants of performance shares made to the Company’s executive officers under the 2009 — 2011 LTI Program are attached hereto as Exhibits 10.2 and 10.3, respectively, and incorporated herein by reference. A summary of the performance objectives and the formula for determining the number of performance shares earned under the 2009 — 2011 LTI Program is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
     (d)     Exhibits.

Exhibit
Number	Description
10.1	Summary of the Kaiser Aluminum Fabricated Products 2009 Short-Term Incentive Plan For Key Managers.
10.2	2009 Form of Executive Officer Restricted Stock Award Agreement.
10.3	2009 Form of Executive Officer Performance Shares Award Agreement.
10.4	Kaiser Aluminum Corporation 2009 — 2011 Long-Term Incentive Program Summary of Management Objectives and Formula for Determining Performance Shares Earned.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAISER ALUMINUM CORPORATION (Registrant)
By:	/s/ John M. Donnan
John M. Donnan
Senior Vice President, Secretary and General Counsel

Date: March 10, 2009

INDEX TO EXHIBITS

Exhibit
Number	Description
10.1	Summary of the Kaiser Aluminum Fabricated Products 2009 Short-Term Incentive Plan For Key Managers.
10.2	2009 Form of Executive Officer Restricted Stock Award Agreement.
10.3	2009 Form of Executive Officer Performance Shares Award Agreement.
10.4	Kaiser Aluminum Corporation 2009 — 2011 Long-Term Incentive Program Summary of Management Objectives and Formula for Determining Performance Shares Earned.